UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 16, 2006

NATIONAL RETAIL PROPERTIES, INC.

(Exact name of registrant as specified in its charter)

Maryland	001-11290	56-1431377
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

450 South Orange Avenue Suite 900 Orlando, Florida	32801
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (407) 265-7348

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Form 8-K/A is being filed to include the Pro Forma Condensed Consolidated Statements of Earnings from Continuing Operations for the years ended December 31, 2004 and 2003 that were omitted from the Form 8-K dated May 16, 2006 and filed on May 19, 2006, of National Retail Properties, Inc. (the “Company”). These omissions have been corrected in this Form 8-K/A. No other changes have been made in this Form 8-K/A.

Item 2.01. Completion of Acquisition or Disposition of Assets.

On May 16, 2006, the Company completed the sale of its office properties located in the Pentagon City submarket of the Washington, DC metropolitan area (“DC Office Buildings”) to Brookfield Financial Properties, L.P., an affiliate of Brookfield Properties Corporation for $229,330,000, which includes the assumption of a $95,000,000 loan secured by the properties. The properties are leased to the United States of America and serve as the headquarters of the Transportation Security Administration under a lease that expires in 2014.

Item 7.01. Regulation FD Disclosure.

On May 16, 2006, National Retail Properties, Inc. (the “Company”) issued a press release announcing the sale of its office property described in Item 2.01 above. The press release is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of such section, nor shall such information be deemed to be incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

(b) Pro Forma Financial Information

NATIONAL RETAIL PROPERTIES, INC.

and SUBSIDIARIES

NATIONAL RETAIL PROPERTIES, INC.

and SUBSIDIARIES

PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

(unaudited)

The unaudited Pro Forma Condensed Consolidated Balance Sheet as of March 31, 2006, and the unaudited Pro Forma Condensed Consolidated Statements of Earnings from Continuing Operations for the quarter ended March 31, 2006, and for the years ended December 31, 2005, 2004 and 2003, are based on the historical financial statements of the Company.

The unaudited Pro Forma Condensed Consolidated Balance Sheet as of March 31, 2006, is presented as if the following transactions occurred on March 31, 2006: (i) disposition of the DC Office Buildings including the buyer’s assumption of the related mortgage payable, and (ii) the repayment of the Company’s credit facility with the proceeds from the disposition of the DC Office Buildings.

The historical balance sheet includes the 87 Investment Properties which were acquired between December 2005 and January 2006 for approximately $173 million, including closing costs. In addition, the historical amounts include the 21 Inventory Properties which were acquired in December 2005 for approximately $31 million, including closing costs.

The unaudited Pro Forma Condensed Consolidated Statements of Earnings from Continuing Operations for the quarter ended March 31, 2006, and for the years ended December 31, 2005, 2004 and 2003, are presented as if the following transactions occurred on January 1, 2003 (i) the disposition of the DC Office Buildings, including the buyer’s assumption of the related mortgage payable, (ii) the acquisition of 87 Investment Properties and 21 Inventory Properties financed with the proceeds from the credit facility, and (iii) the repayment of the Company’s credit facility with the proceeds from the disposition of the DC Office Buildings. The unaudited pro forma information should be read in conjunction with the historical financial statements and notes related thereto appearing in the Company’s Form 10-K for the year ended December 31, 2005 and the Form 10-Q for the quarter ended March 31, 2006.

Preparation of the pro forma information was based on assumptions considered appropriate by the Company’s management. The pro forma financial information is unaudited and is not necessarily indicative of the results which would have occurred if the transactions described above had been consummated on January 1, 2003 for the Pro Forma Condensed Consolidated Statements of Earnings from Continuing Operations and on March 31, 2006 for the Pro Forma Condensed Consolidated Balance Sheet, nor does it purport to represent the future financial position and the results of operations for future periods. In management’s opinion, all adjustments necessary to reflect the effects of the transactions have been made.

NATIONAL RETAIL PROPERTIES, INC.

and SUBSIDIARIES

PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

AS OF MARCH 31, 2006

(dollars in thousands, except per share data)

(unaudited)

	Historical		Pro Forma Adjustments		Pro Forma
ASSETS

Real estate, Investment Portfolio:
Accounted for using the operating method, net of accumulated depreciation and amortization and impairment	$1,158,639	(A)	$—		$1,158,639
Accounted for using the direct financing method	89,803		—		89,803
Held for sale, net of impairment	164,129		(162,529	)(B)	1,600
Real estate, Inventory Portfolio, held for sale	151,878	(A)	—		151,878
Mortgages, notes and accrued interest receivable, net of allowance	51,981		—		51,981
Mortgage residual interests, net of impairment	47,438		—		47,438
Cash and cash equivalents	20,322		—		20,322
Restricted cash	30,549		—		30,549
Receivables, net of allowance	7,438		(221	)(B)	7,217
Accrued rental income, net of allowance	28,112		(1,776	)(B)	26,336
Debt costs, net of accumulated amortization	5,606		(169	)(B)	5,437
Other assets	20,450		(2,668	)(B)	17,782

Total assets	$1,776,345		$(167,363)		$1,608,982

LIABILITIES AND STOCKHOLDERS’ EQUITY

Line of credit payable	$191,500		$(133,863	)(C)	$57,637
Mortgages payable	37,176		—		37,176
Mortgages payable, held for sale	95,000		(95,000	)(D)	—
Notes payable – secured	28,250		—		28,250
Notes payable, net of unamortized discount	489,700		—		489,700
Financing lease obligation	26,041		—		26,041
Accrued interest payable	8,609		(286	)(D)	8,323
Other liabilities	20,668		(6	)(B)	20,662
Income tax liability	13,593		—		13,593

Total liabilities	910,537		(229,155)		681,382

Minority interest	5,168		—		5,168

Stockholders’ equity:
Preferred stock, $0.01 par value. Authorized 15,000,000 shares
Series A, 1,781,589 shares issued and outstanding, stated liquidation value of $25 per share	44,540		—		44,540
Series B Convertible, 10,000 shares issued and outstanding, stated liquidation value of $2,500 per share	25,000		—		25,000
Common stock, $0.01 par value. Authorized 190,000,000 shares; 56,274,304 shares issued and outstanding	563		—		563
Excess stock, $0.01 par value. Authorized 205,000,000 shares; none issued or outstanding	—		—		—
Capital in excess of par value	803,414		—		803,414
Accumulated dividends in excess of net earnings	(16,473)		61,792	(E)	45,319
Other comprehensive income	3,596		—		3,596

Total stockholders’ equity	860,640		61,792		922,432

	$1,776,345		$(167,363)		$1,608,982

NATIONAL RETAIL PROPERTIES, INC.

and SUBSIDIARIES

PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF EARNINGS FROM CONTINUING OPERATIONS

FOR THE QUARTER ENDED MARCH 31, 2006

(dollars in thousands, except per share data)

(unaudited)

	Historical	Pro Forma Adjustments(J)		Pro Forma
Revenues:
Rental income from operating leases	$29,482	$204	(F)	$29,686
Earned income from direct financing leases	2,336	—		2,336
Contingent rental income	456	—		456
Real estate expense reimbursement from tenants	996	—		996
Gain on disposition of real estate, Inventory Portfolio	6,444	—		6,444
Interest income from real estate transactions	1,459	—		1,459
Interest income on mortgage residual interests	2,297	—		2,297

	43,470	204		43,674

Operating expenses:
General and administrative	7,200	—		7,200
Real estate	1,338	—		1,338
Depreciation and amortization	5,351	18	(G)	5,369
Impairment – mortgage residual interests	1,820	—		1,820

	15,709	18		15,727

Earnings from operations	27,761	186		27,947

Other expenses (revenues):
Interest and other income	(846)	—		(846)
Interest expense	11,935	(2,000	)(H)	9,935

	11,089	(2,000)		9,089

Earnings from continuing operations before income tax benefit, minority interest and equity in earnings (losses) of unconsolidated affiliates	16,672	2,186		18,858

Income tax benefit	1,893	—		1,893
Minority interest	(3,197)	—		(3,197)
Equity in earnings (losses) of unconsolidated affiliates	(33)	—		(33)

Earnings from continuing operations	15,335	2,186		17,521
Series A preferred stock dividends	(1,002)	—		(1,002)
Series B convertible preferred stock dividends	(419)	—		(419)

Earnings from continuing operations available to common stockholders – basic	13,914	2,186		16,100
Series B convertible preferred stock dividends, if dilutive	419	—		419

Earnings from continuing operations available to common stockholders – diluted	$14,333	$2,186		$16,519

Earnings from continuing operations per share of common stock:
Basic	$0.25			$0.29

Diluted	$0.25			$0.29

Weighted average number of common shares outstanding:
Basic	55,408,126			55,408,126

Diluted	56,956,636			56,956,636

NATIONAL RETAIL PROPERTIES, INC.

and SUBSIDIARIES

PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF EARNINGS FROM CONTINUING OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2005

(dollars in thousands, except per share data)

(unaudited)

	Historical	Adjusted for Discontinued Operations(K)	DC Office Buildings (I)	Pro Forma Adjustments(J)		Pro Forma
Revenues:
Rental income from operating leases	$112,384	$(499)	$(15,940)	$15,251	(F)	$111,196
Earned income from direct financing leases	10,388	(437)	—	—		9,951
Contingent rental income	480	—	—	—		480
Real estate expense reimbursement from tenants	6,350	(21)	(2,017)	—		4,312
Gain on disposition of real estate, Inventory Portfolio	2,010	—	—	—		2,010
Interest income from real estate transactions	6,216	—	—	—		6,216
Interest income on mortgage residual interests	7,349	—	—	—		7,349

	145,177	(957)	(17,957)	15,251		141,514

Operating expenses:
General and administrative	23,411	(1)	83	—		23,493
Real estate	11,534	(26)	(5,822)	—		5,686
Depreciation and amortization	22,276	(25)	(5,135)	2,135	(G)	19,251
Impairment – real estate	1,673	—	—	—		1,673
Impairment – mortgage residual interests	2,382	—	—	—		2,382

	61,276	(52)	(10,874)	2,135		52,485

Earnings from operations	83,901	(905)	(7,083)	13,116		89,029

Other expenses (revenues):
Interest and other income	(2,054)	1	15	—		(2,038)
Interest expense	35,941	1	(3,097)	2,305	(H)	35,150

	33,887	2	(3,082)	2,305		33,112

Earnings from continuing operations before income tax benefit, minority interest and equity in earnings of unconsolidated affiliates	50,014	(907)	(4,001)	10,811		55,917

Income tax benefit	2,776	(1)	—	—		2,775
Minority interest	137	—	—	—		137
Equity in earnings of unconsolidated affiliates	1,209	—	—	—		1,209

Earnings from continuing operations	54,136	(908)	(4,001)	10,811		60,038

NATIONAL RETAIL PROPERTIES, INC.

and SUBSIDIARIES

PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF EARNINGS FROM CONTINUING OPERATIONS – CONTINUED

FOR THE YEAR ENDED DECEMBER 31, 2005

(dollars in thousands, except per share data)

(unaudited)

	Historical	Adjusted for Discontinued Operations(K)	DC Office Buildings (I)	Pro Forma Adjustments(J)	Pro Forma
Earnings from continuing operations	54,136	(908)	(4,001)	10,811	60,038
Series A preferred stock dividends	(4,008)	—	—	—	(4,008)
Series B convertible preferred stock dividends	(1,675)	—	—	—	(1,675)

Earnings from continuing operations available to common stockholders – basic	48,453	(908)	(4,001)	10,811	54,355
Series B convertible preferred stock dividends, if dilutive	1,675	—	—	—	1,675

Earnings from continuing operations available to common stockholders – diluted	$50,128	$(908)	$(4,001)	$10,811	$56,030

Earnings from continuing operations per share of common stock:
Basic	$0.91				$1.03

Diluted	$0.92				$1.03

Weighted average number of common shares outstanding:
Basic	52,984,821				52,984,821

Diluted	54,640,143				54,640,143

NATIONAL RETAIL PROPERTIES, INC.

and SUBSIDIARIES

PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF EARNINGS FROM CONTINUING OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2004

(dollars in thousands, except per share data)

(unaudited)

	Historical	Adjusted for Discontinued Operations(K)	DC Office Buildings (I)	Pro Forma Adjustments(J)		Pro Forma
Revenues:
Rental income from operating leases	$97,903	$(499)	$(18,256)	$15,636	(F)	$94,784
Earned income from direct financing leases	10,723	(449)	—	—		10,274
Contingent rental income	410	—	—	—		410
Real estate expense reimbursement from tenants	5,756	(1)	(2,738)	—		3,017
Gain on disposition of real estate, Inventory Portfolio	4,700	—	—	—		4,700
Interest income from real estate transactions	7,698	—	—	—		7,698

	127,190	(949)	(20,994)	15,636		120,883

Operating expenses:
General and administrative	22,995	(1)	(119)	—		22,875
Real estate	11,870	(12)	(7,337)	—		4,521
Depreciation and amortization	16,682	(24)	(3,405)	2,208	(G)	15,461
Transition costs	3,741	—	—	—		3,741

	55,288	(37)	(10,861)	2,208		46,598

Earnings from operations	71,902	(912)	(10,133)	13,428		74,285

Other expenses (revenues):
Interest and other income	(3,761)	(1)	2	—		(3,760)
Interest expense	32,381	—	(4,866)	2,551	(H)	30,066

	28,620	(1)	(4,864)	2,551		26,306

Earnings from continuing operations before income tax benefit, minority interest and equity in earnings of unconsolidated affiliates	43,282	(911)	(5,269)	10,877		47,979
Income tax benefit	2,544	—	—	—		2,544
Minority interest	(1,243)	—	—	—		(1,243)
Equity in earnings of unconsolidated affiliates	4,724	—	—	—		4,724

Earnings from continuing operations	49,307	(911)	(5,269)	10,877		54,004

NATIONAL RETAIL PROPERTIES, INC.

and SUBSIDIARIES

PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF EARNINGS FROM CONTINUING OPERATIONS – CONTINUED

FOR THE YEAR ENDED DECEMBER 31, 2004

(dollars in thousands, except per share data)

(unaudited)

	Historical	Adjusted for Discontinued Operations(K)	DC Office Buildings (I)	Pro Forma Adjustments(J)	Pro Forma
Earnings from continuing operations	49,307	(911)	(5,269)	10,877	54,004
Series A preferred stock dividends	(4,008)	—	—	—	(4,008)
Series B convertible preferred stock dividends	(1,675)	—	—	—	(1,675)

Earnings from continuing operations available to common stockholders – basic	43,624	(911)	(5,269)	10,877	48,321
Series B convertible preferred stock dividends, if dilutive	—	—	—	—	—

Earnings from continuing operations available to common stockholders – diluted	$43,624	$(911)	$(5,269)	$10,877	$48,321

Earnings from continuing operations per share of common stock:
Basic	$0.85				$0.94

Diluted	$0.85				$0.93

Weighted average number of common shares outstanding:
Basic	51,312,434				51,312,434

Diluted	51,742,518				51,742,518

NATIONAL RETAIL PROPERTIES, INC.

and SUBSIDIARIES

PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF EARNINGS FROM CONTINUING OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2003

(dollars in thousands, except per share data)

(unaudited)

	Historical	Adjusted for Discontinued Operations(K)	DC Office Buildings (I)	Pro Forma Adjustments(J)		Pro Forma
Revenues:
Rental income from operating leases	$79,109	$(491)	$(7,479)	$15,636	(F)	$86,775
Earned income from direct financing leases	10,531	(459)	—	—		10,072
Contingent rental income	390	—	—	—		390
Real estate expense reimbursement from tenants	4,975	—	(2,583)	—		2,392
Gain on disposition of real estate, Inventory Portfolio	3,247	—	—	—		3,247
Interest income from real estate transactions	2,366	—	—	—		2,366

	100,618	(950)	(10,062)	15,636		105,242

Operating expenses:
General and administrative	21,680	(1)	(19)	—		21,660
Real estate	7,161	(10)	(3,795)	—		3,356
Depreciation and amortization	12,968	(28)	(1,202)	2,208	(G)	13,946
Dissenting shareholders’ settlement	2,413	—	—	—		2,413

	44,222	(39)	(5,016)	2,208		41,375

Earnings from operations	56,396	(911)	(5,046)	13,428		63,867

Other expenses (revenues):
Interest and other income	(3,346)	1	—	—		(3,345)
Interest expense	26,628	—	(666)	2,517	(H)	28,479

	23,282	1	(666)	2,517		25,134

Earnings from continuing operations before income tax benefit, minority interest and equity in earnings of unconsolidated affiliates	33,114	(912)	(4,380)	10,911		38,733
Income tax benefit	2,958	—	—	—		2,958
Minority interest	(12)	—	—	—		(12)
Equity in earnings of unconsolidated affiliates	4,341	—	—	—		4,341

Earnings from continuing operations	40,401	(912)	(4,380)	10,911		46,020

NATIONAL RETAIL PROPERTIES, INC.

and SUBSIDIARIES

PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF EARNINGS FROM CONTINUING OPERATIONS – CONTINUED

FOR THE YEAR ENDED DECEMBER 31, 2003

(dollars in thousands, except per share data)

(unaudited)

	Historical	Adjusted for Discontinued Operations(K)	DC Office Buildings (I)	Pro Forma Adjustments(J)	Pro Forma
Earnings from continuing operations	40,401	(912)	(4,380)	10,911	46,020
Series A preferred stock dividends	(4,008)	—	—	—	(4,008)
Series B convertible preferred stock dividends	(502)	—	—	—	(502)

Earnings from continuing operations available to common stockholders – basic	35,891	(912)	(4,380)	10,911	41,510
Series B convertible preferred stock dividends, if dilutive	502	—	—	—	502

Earnings from continuing operations available to common stockholders – diluted	$36,393	$(912)	$(4,380)	$10,911	$42,012

Earnings from continuing operations per share of common stock:
Basic	$0.84				$0.96

Diluted	$0.83				$0.96

Weighted average number of common shares outstanding:
Basic	43,108,213				43,108,213

Diluted	43,896,800				43,896,800

NATIONAL RETAIL PROPERTIES, INC.

and SUBSIDIARIES

NOTES AND MANAGEMENT’S ASSUMPTIONS

TO THE UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

1.	Adjustments to the Pro Forma Condensed Consolidated Balance Sheet:

(A)	The historical “Real estate, Investment Portfolio” includes the 87 Investment Properties which were acquired between December 2005 and January 2006 for approximately $173 million, including closing costs. In addition, the historical “Real estate, Inventory Portfolio, held for sale” includes the 21 Inventory Properties which were acquired in December 2005 for approximately $31 million, including closing costs.

(B)	Decrease in “Real estate, Investment Portfolio, held for sale,” “Accrued rental income, net of allowance,” “Receivables,” “Debt costs, net of allowance,” “Other assets” and “Other liabilities” represents the removal of the assets and liabilities associated with the disposition of the DC Office Buildings.

(C)	The decrease in the “Line of credit payable” represents the net cash from the disposition of the DC Office Buildings, and is outlined below (dollars in thousands):

Net sales price	$227,958
Less mortgage payable, held for sale	(95,000)

Cash to Company	132,958
Reimbursements from seller for amounts prepaid	1,197
Payment to seller for accrued liabilities	(292)

$133,863

(D)	Decrease in “Mortgage payable, held for sale” represents the assumption by the buyer of the loan secured by a first mortgage lien on the DC Office Buildings. The decrease in “Accrued interest payable” represents the Company’s payment of any accrued interest on the mortgage payable at the time of assumption.

(E)	The increase in the “Accumulated dividends in excess of net earnings” is outlined below (dollars in thousands):

Gain on disposition of DC Office Buildings	$59,435
Recognition of deferred revenues associated with DC Office Buildings	2,526
Write off of debt costs	(169)

$61,792

2.	Adjustments to the Pro Forma Condensed Consolidated Statements of Earnings from Continuing Operations:

(F)	Rental income has been adjusted to reflect the lease payments from the 87 Investment Properties acquired. Rental income was calculated on a pro forma basis in accordance with rent provisions in the leases, assuming the leases were entered into on January 1, 2003.

(G)	Depreciation and amortization have been adjusted based on the allocated purchase price of the 87 Investment Properties acquired using an estimated useful life of 40 years, assuming the acquisition occurred on January 1, 2003.

(H)	Interest expense has been adjusted to reflect the interest costs related to the proceeds from the line of credit, offset by the net cash proceeds from the buyer for the DC Office Buildings, assuming that the borrowings to finance the Properties and the disposition of the DC Office Buildings occurred on January 1, 2003.

(I)	The DC Office Buildings are deemed discontinued operations; therefore, all revenues and expenses are reclassified to earnings from discontinued operations.

(J)	The 21 Inventory Properties acquired are classified as held for sale, and are deemed discontinued operations; therefore the pro forma effects of the acquisition of these properties are not included in earnings from continuing operations.

(K)	The “Adjustments for Discontinued Operations” for the years ended December 31, 2005, 2004 and 2003 does not include the reclassification of the revenues and expenses that are related to the DC Office Buildings.

Exhibits.

2.1	Real Estate Purchase Contract, dated February 9, 2006, among CNLR DC Acquisitions I, LLC, Brookfield Financial Properties, L.P. and the Registrant (filed as Exhibit 10.10 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2005 (the “Form 10-K”) and incorporated herein by reference).

2.2	Amendment to Real Estate Purchase Contract, dated February 14, 2006, by and between CNLR DC Acquisitions I, LLC and Brookfield Financial Properties, L.P. (filed as Exhibit 10.11 to the Form 10-K and incorporated herein by reference).

2.3	Second Amendment to Real Estate Purchase Contract, dated February 15, 2006, by and between CNLR DC Acquisitions I, LLC and Brookfield Financial Properties, L.P. (filed as Exhibit 10.12 to the Form 10-K and incorporated herein by reference).

2.4	Third Amendment to Real Estate Purchase Contract, dated April 18, 2006, by and between CNLR DC Acquisitions I, LLC and Brookfield Financial Properties, L.P. (filed as Exhibit 2.4 to the Form 8-K dated May 16, 2006 and incorporated herein by reference).

2.5	Fourth Amendment to Real Estate Purchase Contract, dated May 10, 2006, by and between CNLR DC Acquisitions I, LLC and Brookfield Financial Properties, L.P. (filed as Exhibit 2.5 to the Form 8-K dated May 16, 2006 and incorporated herein by reference).

2.6	Fifth Amendment to Real Estate Purchase Contract, dated May 12, 2006, by and between CNLR DC Acquisitions I, LLC and Brookfield Financial Properties, L.P. (filed as Exhibit 2.6 to the Form 8-K dated May 16, 2006 and incorporated herein by reference).

99.1	Press release, dated May 16, 2006, of National Retail Properties, Inc. (filed as Exhibit 99.1 to the Form 8-K dated May 16, 2006 and incorporated herein by reference).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONAL RETAIL PROPERTIES, INC.

By:	/s/ Kevin B. Habicht
Name:	Kevin B. Habicht
Title:	Chief Financial Officer

Dated: May 22, 2006

EXHIBIT INDEX

Exhibit No.	Description
2.1	Real Estate Purchase Contract, dated February 9, 2006, among CNLR DC Acquisitions I, LLC, Brookfield Financial Properties, L.P. and the Registrant (filed as Exhibit 10.10 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2005 (the “Form 10-K”) and incorporated herein by reference).

2.2	Amendment to Real Estate Purchase Contract, dated February 14, 2006, by and between CNLR DC Acquisitions I, LLC and Brookfield Financial Properties, L.P. (filed as Exhibit 10.11 to the Form 10-K and incorporated herein by reference).

2.3	Second Amendment to Real Estate Purchase Contract, dated February 15, 2006, by and between CNLR DC Acquisitions I, LLC and Brookfield Financial Properties, L.P. (filed as Exhibit 10.12 to the Form 10-K and incorporated herein by reference).

2.4	Third Amendment to Real Estate Purchase Contract, dated April 18, 2006, by and between CNLR DC Acquisitions I, LLC and Brookfield Financial Properties, L.P. (filed as Exhibit 2.4 to the Form 8-K dated May 16, 2006 and incorporated herein by reference).

2.5	Fourth Amendment to Real Estate Purchase Contract, dated May 10, 2006, by and between CNLR DC Acquisitions I, LLC and Brookfield Financial Properties, L.P. (filed as Exhibit 2.5 to the Form 8-K dated May 16, 2006 and incorporated herein by reference).

2.6	Fifth Amendment to Real Estate Purchase Contract, dated May 12, 2006, by and between CNLR DC Acquisitions I, LLC and Brookfield Financial Properties, L.P. (filed as Exhibit 2.6 to the Form 8-K dated May 16, 2006 and incorporated herein by reference).

99.1	Press release, dated May 16, 2006, of National Retail Properties, Inc. (filed as Exhibit 99.1 to the Form 8-K dated May 16, 2006 and incorporated herein by reference).